EXHIBIT (5)(c)

                         ANNUITY INVESTORS[SERVICEMARK]
                             LIFE INSURANCE COMPANY

             PO Box 5423, Cincinnati, Ohio 45201-5423 (800) 789-6771
                           PARTICIPANT ENROLLMENT FORM

OWNER/PARTICIPANT INFORMATION
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CONTRACT OWNER: Anytown Trucking Company         GROUP CONTRACT #: 000-000
                -------------------------                       ------------------------------
Name: John Doe                                      Social Security Number: 000-00-0000
      -----------------------------------                                  -------------------
Address: 123 Any Street                             Sex: _X_ Male __ Female
         --------------------------------
City, State Zip:   Anytown, USA  99999              Date of Birth: Month  07   Day  13  Year  63
                -------------------------                                ----      ----      ----
Home Telephone Number: (513)  555-1212              Work Telephone Number: (513) 555-3333
                       ------------------                                  --------------------
          PRIMARY BENEFICIARY                                       CONTINGENT BENEFICIARY
Name:     Jane Doe                                  Name:     Jim Doe
        ---------------------------------           -------------------------------------------
Address:     472 Any Street                         Address:    472 Any Street
          -------------------------------           -------------------------------------------
City, State Zip:  Anytown, USA  99999               City, State Zip:  Anytown, USA  99999
                -------------------------                 -------------------------------------
Social Security Number:    111-11-1111              Social Security Number:    222-22-22222
                         ----------------                 -------------------------------------
Relationship to Participant:   wife                 Relationship to Participant: son
                          ---------------                                      ----------------
REPLACEMENT
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Will the proposed Certificate replace any existing individual annuity or insurance contract? ___ Yes   ___ No
CONTRIBUTIONS
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                         PERIODIC/LUMP SUM        BEGINNING      AMOUNT CHANGES TO      BEGINNING         PAYMENT
                           PAYMENT AMOUNT          MO./YEAR                             MO./YEAR         FREQUENCY*
EMPLOYEE VOLUNTARY      $__________________      M_____Y_____    $__________________    M_____Y_____  _________________
EMPLOYEE ROLLOVER       $__________________      M_____Y_____          N/A                 N/A             N/A
* A=Annual, SA=Semi-Annual,  Q=Quarterly, M=Monthly,  SM=Semi-Monthly,  BW=Bi-Weekly
MONTHS IN WHICH PAYMENTS WILL NOT BE RECEIVED:
___ Jan.  ___ Feb.  ___ Mar.  ___ Apr.  ___ May  _X_ June  _X_ July  _X_ Aug.  ___ Sep.  ___ Oct.  ___ Nov.  ___ Dec.
PAYMENT INFORMATION:    Annualized Recurring Payment $_______________________
PURCHASE PAYMENT ALLOCATION: (WHOLE PERCENTAGES MUST BE USED)
=======================================================================================================================
                                                                                          EMPLOYEE    EMPLOYEE
                                                                                         VOLUNTARY    ROLLOVER
       ----------------------------------------------------------------------------------------------------------------
     VARIABLE ACCOUNTS:
                       [DREUFIS CORPORATION]    [Small Cap Portfolio-VIF]                 ______%      ______%
                                                [Capital Appreciation Portfolio-VIF]      ______%      ______%
                                                [The Socially Responsible Growth Fund]    ______%      ______%
                                                [Dreyfus Stock Index Fund]                ______%      ______%
                                                [Growth and Income Portfolio-VIF]         ______%      ______%

          [JANUS CORPORATION (ASPEN SERIES)]    [Aggressive Growth]                       ______%      ______%
                                                [Worldwide Growth]                        ______%      ______%
                                                [Balanced]                                ______%      ______%

                         [MERRILL LYNCH/VSF]    [Basic Value Focus]                       ______%      ______%
                                                [Global Strategy Focus]                   ______%      ______%
                                                [High Current Income]                     ______%      ______%
                                                [Domestic Money Market Fund]              ______%      ______%

      [MORGAN STANLEY UNIVERSAL FUNDS, INC.]    [U.S. Real Estate Portfolio]              ______%      ______%
                                                [Fixed Income Portfolio]                  ______%      ______%

          [PBHG INSURANCE SERIES FUND, INC.]    [Technology & Communications              ______%      ______%
                                                Portfolio]
                                                [Growth II Portfolio]                     ______%      ______%

           [STRONG CAPITAL MANAGEMENT, INC.]    [Strong Special Fund II]                  ______%      ______%

     FIXED ACCOUNTS:                        [Fixed Accumulation Account]                  ______%      ______%
                                            [Fixed Option 1-Year Guarantee]               ______%      ______%
                                            [Fixed Option 3-Year Guarantee]               ______%      ______%
                                            [Fixed Option 5-Year Guarantee]               ______%      ______%
                                            [Fixed Option 7-Year Guarantee]               ______%      ______%

     TOTAL ALLOCATION:                                                                      100 %        100 %
                                                                                          ------       ------


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SUITABILITY REVIEW (TO BE COMPLETED BY PARTICIPANT)
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SEC/NASD rules require that all registered  representatives  have  reasonable  grounds for believing that an investment  is suitable for you.  This decision is made upon the facts  disclosed by you. If you are not certain of a particular value, please make a reasonable estimate.

Marital Status: ___  Single  _X_ Married  ___ Separated  ___ Divorced       Tax Bracket: ___________%

Investment Risk Tolerance:  ___ Low  _X_ Moderate  ___ High

Investment Objectives: __ Growth __ Income  _X_ Growth and Income  ___ Capital Preservation

Purpose of Investment: _X_  Retirement  ___ Diversification  ___ Other (Specify)
                                                                              ------------------------------------------
Annual Family Income   $100,000.00  Aggregate Family Net Worth (Excluding Real Estate and Furnishings)  $ 250,000.00
                       -----------                                                                      ------------

I understand the representative has requested  suitability  information as required by the SEC/NASD, but I choose not to provide it.

                           Signature of Participant:
                                                    ----------------------------------

The information as stated above is true to the best of my knowledge.

                           Signature of Agent:
                                               --------------------------------------

SIGNATURE
===========================================================================================================

I have read and  understand  each of the  statements  and  answers on this form.  I HAVE  RECEIVED A
CURRENT  COPY OF THE  PROSPECTUSES  FOR  ANNUITY  INVESTORS  VARIABLE  ACCOUNT  A AND THE  FUNDS.  I
UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES,  WHEN BASED UPON THE INVESTMENT  EXPERIENCE OF
THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.

SIGNED AT: Anytown             Ohio       , this  1st  day of   June    , 19   95
          --------------------------------       -----        ----------    -------
            City               State


--------------------------------
Signature of Participant

AGENT'S STATEMENT
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To the best of my  knowledge  and  belief,  the annuity  applied  for ___ is _X_ is not  intended to replace insurance or an annuity on the proposed Participant with this or any other company.

I also  certify that an  appropriate  exclusion  allowance  was  calculated  (if  applicable)  for the named
Participant, in accordance with current tax laws and regulations.


Signature of Agent:                                      Date:  June 1, 1995
                     ------------------------------            ------------------------------

Agent Name (Please Print):  dummy agent                  Billing Group #:    00000
                            -----------------------                      --------------------
Agent Number:  01-00000                                  Division Group #:   00000
               ------------------------------------                      --------------------
                                                                           (if applicable)
Agent Phone Number:  (513) 555-3131
                    -------------------------------

Signature of Principal:
                        ---------------------------

FOR HOME OFFICE USE ONLY:
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